                                                                   Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-52880 on Form S-8.


                                        /s/ ARTHUR ANDERSEN LLP
                                        --------------------------
                                        Philadelphia, Pennsylvania
                                        March 21, 2002